UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                     November 15, 2005 (November 10, 2005)

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                      001-32320               43-1883836
---------------------------      -------------------     -----------------------
     (State or Other                 (Commission             (IRS Employer
     Jurisdiction of                 File Number)          Identification No.)
     Incorporation)


        1954 Innerbelt Business Center Drive                     63114
                St. Louis, Missouri                          --------------
      ----------------------------------------                 (Zip Code)
      (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 10, 2005, Mr. Coleman Hollis Peterson was elected to the board of directors of Build-A-Bear Workshop, Inc. (the "Company") by the board. Mr. Peterson will serve as a Class I director and his term will expire at the 2008 annual meeting of stockholders of the Company.

     There is no arrangement or understanding between Mr. Peterson and any other person pursuant to which Mr. Peterson was elected as a director. Mr. Peterson will serve as member and Chairman of the Compensation Committee and member of the Nominating and Corporate Governance Committee.

     The Company is not aware of any transactions, proposed transactions, or series of either to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Peterson had, or will have, a direct or indirect material interest.

Item 7.01.    Regulation FD Disclosure.

     On November 15, 2005, the Company issued a press release announcing the election of Mr. Peterson as a director. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated November 15, 2005




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BUILD-A-BEAR WORKSHOP, INC.



Date: November 15, 2005                       By:     /s/ Tina Klocke
                                                      --------------------------
                                              Name:   Tina Klocke
                                              Title:  Chief Financial Bear,
                                                      Secretary and Treasurer



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


                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated November 15, 2005



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